                                                                    EXHIBIT 10.8


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.



                            RIGHTS EXCHANGE AGREEMENT

         This Agreement is effective as of May 28, 1997 (the "Effective Date") by and between Millennium Pharmaceuticals, Inc., a Delaware corporation having its principal office at 640 Memorial Drive, Cambridge, Massachusetts 02139-4815 ("MPI"), and Millennium BioTherapeutics, Inc., a Delaware corporation having its principal place of business at 640 Memorial Drive, Cambridge, Massachusetts 02139-4815 ("MBI").

                                  INTRODUCTION

         1. MPI is engaged in the discovery and development of pharmaceutical products, and has entered into a number of collaboration agreements with pharmaceutical companies relating to such discovery and development activities.

         2. MPI has established MBI as a wholly-owned subsidiary and, pursuant to a Technology Transfer and License Agreement dated as of May 28, 1997 (the "Transfer Agreement"), has transferred and/or licensed certain technology to MBI in exchange for the issuance of 9,000,000 shares of Series A Convertible Preferred Stock, $.001 par value per share.

         3. MBI has been established in order to pursue the identification, discovery, research, development and commercialization of products in the MBI Core Field (as defined below).

         4. MPI has agreed to transfer and assign to MBI certain existing and future rights that it may develop or acquire in the MBI Core Field to MBI, and MBI wishes to accept such assignment.

         5. MBI has agreed to transfer and assign to MPI certain existing and future rights that it may develop or acquire in the MPI Core Field (as defined below), and MPI wishes to accept such assignment.

         NOW THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MPI and MBI hereby agree as follows:

SECTION 1.    Definitions

         As used herein, the following terms shall have the meanings set forth below:

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
          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


         "Affiliate" means any corporation, company partnership, joint venture and/or firm which controls, is controlled by or is under common control with a Party. For the purposes of this definition, "control" shall mean, (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

         "Agreement Term" means the period commencing on the Effective Date and ending on the later of (a) May 31, 2002, and (b) the date on which MBI ceases to be an Affiliate of MPI.

         "Antibody-based Product" means any drug or candidate drug which comprises (a) a ***************************************************************
********************************************************************************
********************************************************************************
************* or (b) *********************************** ***********************
******** of the type described in (a) (e.g., *****************************.

         "Antisense-based Product" shall mean any drug or drug candidate which comprises **********************************************************************
***** and which is complementary to a ******************************************
**************** ************** and which, upon delivery by ********************
********************************************************************************
*********** of or by such target gene.

         "Collaborative Partner" means a party (other than MPI or MBI) to an MPI Collaboration Agreement or an MBI Collaboration Agreement.

         "Confidential Information" means all trade secrets or confidential or proprietary information designated as such in writing, whether by letter or by the use of an appropriate proprietary stamp or legend, prior to or at the time any such trade secret or confidential or proprietary information is disclosed to the receiving Party. Notwithstanding the foregoing, information which is orally or visually disclosed to the receiving Party, or is disclosed in writing without an appropriate letter, proprietary stamp or legend, shall constitute Confidential Information if (i) it would be apparent to a reasonable person, familiar with the business and the industry of the disclosing Party, that such information is of a confidential or proprietary nature the maintenance of which is important to the disclosing Party or if (ii) the disclosing Party, within thirty (30) days after such disclosure, delivers to the receiving Party a

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


written document or documents describing such information and referencing the place and date of such oral, visual or written disclosure and the names of the employees or officers.

         "Force Majeure" shall mean any act of God, any accident, explosion, fire, storm, earthquake, flood, drought, peril of the sea, riot, embargo, war or foreign, federal, state or municipal order of general application seizure, requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment fuel or labor or any other circumstances or event beyond the reasonable control of the party relying upon such circumstance or event.

         "Gene Therapy-based Product" shall mean *******************************
********************************************************************************
******** and which, upon delivery ******************** ************ which is ***
*******************************. A Gene Therapy-based Product shall not include an Antisense-based Product.

         "Lilly Collaboration Agreement" means the Collaboration Agreement dated as of May 28, 1997 between MBI and Eli Lilly and Company.

         "MBI Collaboration Agreements" means collaboration agreements, strategic alliances, license agreements and similar arrangements entered into by MBI during the Agreement Term, pursuant to which, and to the extent that, MBI retains or obtains development or commercialization rights in the MPI Core Field, including, but not limited to, the Lilly Collaboration Agreement.

         "MBI Core Field" means the discovery, development and commercialization of *****************************************************************************
********************************************************************************
*********************.  The MBI Core Field shall *******************************
********************************************************************************
********************************************************************************
**********************************************************************.

         "MBI Retained Rights" means all research, development and commercialization rights, if any, retained by MBI in the MPI Core Field pursuant to the MBI Collaboration Agreements.

         "MPI Collaboration Agreements" means (a) the MPI Existing Collaboration Agreements, and (b) MPI Future Collaboration Agreements.


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
          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


         "MPI Core Field" shall mean the discovery, development and commercialization of all products and services outside of the MBI Core Field.

         "MPI Existing Collaboration Agreements" means the agreements listed in Exhibit A to this Agreement.

         "MPI Future Collaboration Agreements" means collaboration agreements, strategic alliances, license agreements and similar arrangements entered into by MPI from time to time during the Agreement Term pursuant to which, and to the extent that, MPI retains or obtains development or commercialization rights in the MBI Core Field.

         "MPI Retained Rights" shall mean all research, development and commercialization rights, if any, retained by MPI in the MBI Core Field pursuant to the MPI Collaboration Agreements.

         "Party" means MPI or MBI; "Parties" means MPI and MBI.

         "Peptidomimetic" means a ************** which is designed and developed using **************************************************************************
**********************.

         "Protein-based Product" means any drug or drug candidate that comprises a ******************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
***********. Protein-based Products shall not include a Peptidomimetic.

SECTION 2.    Core Field Opportunities

         (a) MBI Core Field. MBI and MPI agree that MBI has been organized in order to engage in the identification, discovery, research, development and commercialization of products in the MBI Core Field. Except as provided in subsection (c) below, MPI hereby agrees that it shall transfer, assign and/or license to MBI or otherwise make available to MBI, all product development opportunities and other technology rights developed or acquired or otherwise controlled by MPI during the Agreement Term to the extent applicable to the MBI Core Field, including, but not limited to, the transfer and assignment of MPI Retained Rights pursuant to Section 3 below. Except as provided in subsection
(c), MPI shall not engage in the

    Confidential Materials have been omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

development or commercialization of products in the MBI Core Field during the Agreement Term without the prior written consent of MBI.

         (b) MPI Core Field. MPI and MBI agree that MPI is engaged in the identification, discovery, research, development and commercialization of products in the MPI Core Field. Except as provided in subsection (c) below, MBI hereby agrees that it shall transfer, assign and/or license to MPI, or to otherwise make available to MPI, all product development opportunities and other technology rights developed or acquired or otherwise controlled by MBI during the Agreement Term to the extent applicable to the MPI Core Field, including, but not limited to, the transfer and assignment of MBI Retained Rights pursuant to Section 4 below. Except as provided in subsection (c), MBI shall not engage in the development or commercialization of products in the MPI Core Field during the Agreement Term without the prior written consent of MPI.

         (c) Collaborative Agreements. MPI and MBI each recognize that the other party intends to enter into collaboration agreements, strategic alliances, license agreements and similar arrangements with Collaborative Partners (a "Collaboration Agreement"). MPI and MBI each agree to use reasonable efforts in negotiating such arrangements to limit the licenses and rights granted to a Collaborative Partner to the MPI Core Field and MBI Core Field, respectively. However, (i) in the event that ***, ** *********** * ************* *********,
******** ** **** ***** that the ******* ** include in such ********* ****** ***
******** ** *** *** **** ***** ** ********** ********* pursuant to the
Collaboration Agreement would have a ******** ****** ** ****** *** ***********
** *** ************* ******* ** ***** **** * ************* ********* ** ***
********* ***** *******, **** *** ***, ***** ********* *** ** ******* ***
********** ** ** ********* ***** **** *** *** ***** ******** to the ********
************* *********, ***** **** **** ************* ********* and the
provisions of subsection (a) shall *** ***** ** *** ******** *** ****** **
*******, provided that the ***** ** **** ******** *** ****** ******* *** ***
**** ***** ** ********** ** * **** **** ********* ********** ** *** *** ****
*****; and (ii) in the ***** **** ***, ** *********** * ************* *********,
******** ** **** ***** that the ******* ** ******* ** **** ********* ****** ***
******** ** *** *** **** ***** ** ********** ********* ******** ** ***
************* ********* would have a ******** ****** ** ****** *** ***********
** *** ************* ******* ** ***** **** *** ************* ********* ** ***
********* ***** *******, **** *** ***, ***** ********* *** ** ******* ***
********** ** ** ********* ***** **** *** *** ***** ******** to the ********
************* *********, ***** **** **** ************* ********* and the
provisions of subsection (b) shall *** ***** ** *** ******** *** ****** **
*******, provided that the ***** ** **** ******** *** ****** ** ********** ** *
**** **** ********* ********** ** *** *** **** *****.


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
SECTION 3.    Transfer of MPI Retained Rights

         (a) MPI Existing Collaboration Agreements. MPI hereby transfers and assigns to MBI all MPI Retained Rights under the MPI Existing Collaboration Agreements, subject to receipt of approvals and consents to such transfer and assignment from the applicable Collaborative Partners (to the extent required under the applicable MPI Existing Collaboration Agreements). MPI agrees to use its best efforts to obtain such approvals and consents as soon as reasonably practicable following the Effective Date. By accepting the transfer and assignment of MPI Retained Rights under each MPI Existing Collaboration Agreement, MBI agrees to perform all obligations, and to undertake all responsibilities, financial or otherwise, relating to the exploitation of the MPI Retained Rights.

         (b) Other MPI Collaboration Agreements. The Parties anticipate that from time to time after the Effective Date and during the Agreement Term, MPI will enter into MPI Future Collaboration Agreements with Collaborative Partners pursuant to which MPI Retained Rights may exist. MPI hereby agrees to transfer and assign to MBI all MPI Retained Rights under each such MPI Future Collaboration Agreements, if any, and shall use its best efforts to include in each such MPI Future Collaboration Agreement provisions enabling MPI to effect such transfer and assignment, or to obtain such approval or consent thereafter. By accepting the transfer and assignment of MPI Retained Rights under each MPI Future Collaboration Agreement, MBI agrees to perform all obligations, and to undertake all responsibilities, financial or otherwise, relating to the exploitation of the MPI Retained Rights.

         (c) Failure to Obtain Approval and Consent. In the event that MPI is unable to obtain any approval or consent required from a Collaborative Partner in connection with the transfer and assignment of MPI Retained Rights under any MPI Existing or Future Collaboration Agreement (referred to as "Nonassigned MPI Retained Rights"), MPI shall, in consultation with and at the direction of MBI, take such reasonable actions as shall be necessary to confer the benefits of any Nonassigned MPI Retained Rights to MBI, including undertaking research or development work, granting sublicenses to relevant patent rights and know how to MBI or its designees and taking such other reasonable actions as may be agreed upon by the Parties, in all cases at the expense of MBI.

         (d) Direct Agreement. At MPI's request, MBI shall use reasonable efforts to enter into an agreement directly with MPI and the Collaborative Partner with respect to the MPI Retained Rights under a MPI Collaboration Agreement, on such terms as shall be mutually agreeable.

         (e) No Additional Compensation. MBI shall not be required to account to MPI with respect to its exploitation of the MPI Retained Rights, and shall not be obligated to make any royalty or other payments to MPI relating thereto.

SECTION 4.    Transfer of MBI Retained Rights

         (a) MBI Collaboration Agreements. The Parties anticipate that from time to time from and after the Effective Date and during the Agreement Term MBI will enter into MBI Collaboration Agreements with Collaborative Partners pursuant to which MBI Retained Rights may exist. MBI hereby agrees to transfer and assign to MPI all MBI Retained Rights under each such MBI Collaboration Agreement, if any, and shall use its best efforts to include in each such MBI Collaboration Agreement provisions enabling MBI to effect such transfer and assignment, or to obtain such approval or consent thereafter. By accepting the transfer and assignment of MBI Retained Rights under each MBI Collaboration Agreement, MPI agrees to perform all obligations, and to undertake all responsibilities, financial or otherwise, relating to the exploitation of the MBI Retained Rights.

         (b) Failure to Obtain Approval and Consent. In the event that MBI is unable to obtain any approval or consent required from a Collaborative Partner in connection with the transfer and assignment of MBI Retained Rights under any MBI Collaboration Agreement (referred to as "Nonassigned MBI Retained Rights"), MBI shall, in consultation with and at the direction of MPI, take such reasonable actions as shall be necessary to confer the benefits of any Nonassigned MBI Retained Rights to MPI, including undertaking research and development work, granting sublicenses to relevant patent rights and know-how to MBI or its designees and taking such other reasonable actions as may be agreed upon by the Parties, in all cases at the expense of MPI.

         (c) Direct Agreement. At MBI's request, MPI shall use reasonable efforts to enter into an agreement directly with MBI and the Collaborative Partner with respect to the MBI Retained Rights under a MBI Collaboration Agreement, on such terms as shall be mutually agreeable.

         (d) No Additional Compensation. MPI shall not be required to account to MBI with respect to its exploitation of the MBI Retained Rights and shall not be obligated to make any royalty or other payments to MBI relating thereto.

SECTION 5.    Confidential Information and Permitted Disclosures.

         5.1 Confidential Information. Any party receiving Confidential Information shall maintain the confidential and proprietary status of such Confidential Information, keep such Confidential Information and each part thereof within its possession or under its control sufficient to prevent any activity with respect to the

Confidential Information that is not specifically authorized by this Agreement, use commercially reasonable efforts to prevent the disclosure of any Confidential Information to any other Person, and use commercially reasonable efforts to ensure that such Confidential Information is used only for those purposes specifically authorized herein; provided, however, that such restriction shall not apply to any Confidential Information which is (a) independently developed by the receiving party, (b) in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of the receiving party, (c) received without an obligation of confidentiality from a third party having the right to disclose such information, (d) released from the restrictions of this Section 5.1 by the express written consent of the disclosing party, (e) disclosed to any permitted assignee, permitted sublicensee or permitted subcontractor of either MPI or MBI hereunder (if such assignee, sublicense or subcontractor is subject to the provisions of this Section 5.1 or comparable provisions of such other documents), or (f) required by law, statute, rule or court order to be disclosed (the disclosing party shall, however, use commercially reasonable efforts to obtain confidential treatment of any such disclosure).

         5.2 Employee Obligations. MPI and MBI each agree that it shall provide Confidential Information received from the other Party only to its employees, consultants and advisors who have a need to know and have an obligation to treat such information and materials as confidential. Without limiting the generality of the foregoing, MPI and MBI each shall use commercially reasonable efforts to obtain confidentiality agreements from its respective employees and agents, similar in scope to Section 5.1, to protect the Confidential Information. Notwithstanding anything to the contrary herein, MPI and MBI shall each be deemed to have satisfied its obligations under Section 5.1 if it protects the Confidential Information of the other party with the same degree of care that it uses to protect its own similar Confidential Information.

         5.3 Third Party Obligations. Each Party acknowledges that the other Party may from time to time have agreements with other persons which impose obligations or restrictions on such other Party with respect to the disclosure or use of inventions or information relating to the subject matter of such agreements ("Third Party Agreements"). Without limiting the generality of the foregoing, MPI acknowledges that MBI is subject to certain obligations and restrictions under the Lilly Collaboration Agreement. Each Party agrees to be bound by all such obligations and restrictions which are made known to it under Third Party Agreements (excluding the Lilly Collaboration Agreement) relating to Confidential Information, and MPI agrees to be bound by all such obligations and restrictions under the Lilly Collaboration Agreement relating to Confidential Information.

         5.4 Permitted Disclosures. Notwithstanding the provisions of Section
5.1 hereof, MPI and MBI may, to the extent necessary, disclose and use Confidential

Information, consistent with the rights of MPI and MBI otherwise granted hereunder (a) for the purpose of engaging in research and development, conducting clinical testing and marketing programs, or securing institutional or government approval to clinically test or market any product, (b) for the purpose of sharing clinical trial results and data with third parties conducting clinical trials on products arising from MPI Retained Rights or MBI Retained Rights, as applicable, (c) for the purpose of securing patent protection for an invention arising from the exploitation of MPI Retained Rights or MBI Retained Rights, as applicable, or (d) for the purpose of obtaining private investment.

         5.5 Term The obligations set forth in this Section 5 shall survive for a period of five (5) years from the termination or expiration of this Agreement.


SECTION 6.    Disclaimer of Warranty; Consequential Damages.

         6.1 Disclaimer of Warranty. Nothing in this Agreement shall be construed as a representation made or warranty given by either party hereto that the practice by the other party hereto of any rights transferred hereunder, or that the exploitation of any MPI Retained Rights or MBI Retained Rights, will not infringe the patent or proprietary rights of any other Person. In addition, MPI and MBI acknowledge that THE MPI RETAINED RIGHTS AND MBI RETAINED RIGHTS ARE TRANSFERRED, AS THE CASE MAY BE, TO MBI AND MPI, RESPECTIVELY, AS IS, AND MPI AND MBI EXPRESSLY DISCLAIM AND HEREBY WAIVE, RELEASE AND RENOUNCE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH TECHNOLOGY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         6.2 Consequential Damages. EXCEPT AS OTHERWISE SET FORTH HEREIN, NEITHER PARTY TO THIS AGREEMENT SHALL BE ENTITLED TO RECOVER FROM THE OTHER ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES.

SECTION 7.    Indemnification

         7.1 Indemnification by MPI. MPI agrees to defend MBI, at MPI's cost and expense, and will indemnify and hold MBI and its directors, officers, employees and agents (the "MBI Indemnified Parties") harmless from and against, any losses, costs, damages, fees or expenses arising out of any claim relating to personal injury from the exploitation by MPI or its licensees of the MBI Retained Rights or other rights transferred by MBI to MPI pursuant to Section 2, including the development, manufacture, use, sale or other disposition of products or services resulting therefrom. In the event of any such claim against the MBI Indemnified Parties by any party, MBI shall promptly notify MPI in writing of the claim and MPI shall manage and control, at its sole expense, the defense of the claim and its settlement. The MBI Indemnified Parties shall cooperate with MPI and may, at their option and expense, be represented in any such action or proceeding. MPI shall not be liable for any litigation costs or expenses incurred by the MBI Indemnified Parties without MPI's prior written authorization. In addition, MPI shall not be responsible for the indemnification of any MBI Indemnified Party arising from any negligent or intentional acts by such party.

         7.2 Indemnification by MBI. MBI agrees to defend MPI, at MBI's cost and expense, and will indemnify and hold MPI and its directors, officers, employees and agents (the "MPI Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to personal injury from the exploitation by MBI or its licensees of the MPI Retained Rights or other rights transferred by MPI to MBI pursuant to Section 2, including the development, manufacture, use, sale or other disposition of products or services resulting therefrom. In the event of any such claim against the MPI Indemnified Parties by any party, MPI shall promptly notify MBI in writing of the claim and MBI shall manage and control, at its sole expense, the defense of the claim and its settlement. The MPI Indemnified Parties shall cooperate with MBI and may, at their option and expense, be represented in any such action or proceeding. MBI shall not be liable for any litigation costs or expenses incurred by the MPI Indemnified Parties without MBI's prior written authorization. In addition, MBI shall not be responsible for the indemnification of any MPI Indemnified Party arising from any negligent or intentional acts by such party.

SECTION 8.    General Provisions

         8.1 No Implied Waivers; Rights Cumulative. No failure on the part of MPI or MBI to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

         8.2 Force Majeure. MPI and MBI shall each be excused for any failure or delay in performing any of its respective obligations under this Agreement, if such failure or delay is caused by Force Majeure.

         8.3 Cooperation. Each party agrees to cause each of its employees and agents to take all actions and to execute, acknowledge and deliver all instruments or agreements reasonably requested by the other party, and necessary for the perfection, maintenance, enforcement or defense of that party's rights as set forth herein.

         8.4 Notices. All notices, requests and other communications to MPI or MBI hereunder shall be in writing (including telecopy or similar electronic transmissions), shall refer specifically to this Agreement and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such other address as may be specified in writing to the other party hereto):

            Millennium Pharmaceuticals, Inc.
            640 Memorial Drive
            Cambridge, MA  02139-4815
            Attention:  Chief Business Officer (with a copy to Legal Department)


            Millennium BioTherapeutics, Inc.
            640 Memorial Drive
            Cambridge, MA  02139-4815
            Attention:  Vice President and General Manager (with a copy to Legal
                         Department)

Any notice or communication given in conformity with this Section 8.4 shall be deemed to be effective when received by the addressee, if delivered by hand, telecopy or other electronic facsimile transmission, and three (3) days after mailing, if mailed.

         8.5 Further Assurances. Each of MPI and MBI agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other party hereto may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other party its rights and remedies under, this Agreement.

         8.6 Successors and Assigns. The terms and provisions of this Agreement shall inure to the benefit of, and be binding upon, MPI, MBI, and their respective successors and assigns; provided, however, that neither MPI nor MBI may assign or otherwise transfer any of its rights and interests, nor delegate any of its respective obligations hereunder, including, without limitation, pursuant to a merger or consolidation, without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld. Any attempt to assign or delegate any portion of this Agreement in violation of this
Section 8.6 shall be null and void. Subject to the foregoing, any reference to MPI and MBI hereunder shall be deemed to include the successors thereto and assigns thereof.

         8.7 Amendments. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure by MPI or MBI therefrom, shall be effective unless the same shall be in writing specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by MPI and MBI, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreements course of dealing or performance or any other matter not set forth in an agreement in writing and signed by MPI and MBI.

         8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         8.9 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, MPI and MBI hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

         8.10 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration interpreting, this Agreement.

         8.11 Execution in Counterparts. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

         8.12 Entire Agreement. This Agreement together with the Technology Transfer and License Agreement, the Research Services and Collaboration Agreement, Bioinformatics License Agreement, Trademark License Agreement, Administrative Services Agreement and Tax Sharing Agreement, each dated as of the date hereof, constitute, on and as of the date hereof, the entire agreement of MPI and MBI with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between MPI and MBI with respect to such subject matter are hereby superseded in their entirety.



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
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered as of the date first above written.


MILLENNIUM BIOTHERAPEUTICS, INC.            MILLENNIUM
                                            PHARMACEUTICALS, INC.


By: /s/John Maraganore                      By: /s/Steven H. Holtzman
    -----------------------------------         ---------------------------
    John Maraganore, Vice President              Steven H. Holtzman,
       and General Manager                       Chief Business Officer

                                    EXHIBIT A


A.       MPI Collaboration Agreements

         1.       Research and License Agreement between MPI and
                  Hoffmann-LaRoche, Inc. dated March 25, 1994.

         2. Collaborative Research Agreement between Pfizer, Inc. and Myco Pharmaceuticals, Inc. (later renamed ChemGenics
                  Pharmaceuticals, Inc.) dated January 1, 1995.

         3. License Option, License and Royalty Agreement between Pfizer, Inc. and Myco Pharmaceuticals, Inc. (later renamed ChemGenics Pharmaceuticals, Inc.) dated January 1, 1995.

         4. Research and License Agreement between MPI and Eli Lilly and Company dated October 2, 1995.

         5. Research and License Agreement between MPI and Astra AB, dated December 9, 1995.

         6. Research and License Agreement between MPI and Eli Lilly and Company dated March 31, 1996.

         7. Research and License Agreement between MPI and American Home Products Corporation, dated August 1, 1996.

         8. Collaborative Research and License Agreement between American Home Products represented by its Wyeth-Ayerst Laboratories Division and ChemGenics Pharmaceuticals, Inc. dated November 1, 1996.


                                       14